                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 14, 2005
                                                 -------------------


                           Chicago Rivet & Machine Co.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


        Illinois                        0-1227                 36-0904920
        --------                        ------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)




         901 Frontenac Road, Naperville, Illinois                   60563
         ----------------------------------------                   -----
         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (630) 357-8500
                                                    --------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 14, 2005, Chicago Rivet & Machine Co. issued a press release announcing its earnings for the third quarter and nine months ended September 30, 2005. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits.

99.1   Press Release, dated November 14, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHICAGO RIVET & MACHINE CO.


                                           /s/ John C. Osterman
                                           -------------------------------------
Date: November 14, 2005                    By: John C. Osterman
                                           Its:  President, Chief Operating
                                                 Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit
  No.                    Exhibits
-------                  --------

  99.1                   Press Release, dated November 14, 2005